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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                            May 3, 1999 (May 3, 1999)


                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     000-24923                   25-1799439
  (State or other                  (Commission                (IRS Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)



  4311 Jamboree Road, Newport Beach, California        92660-3095
   (Address of principal executive offices)            (Zip code)



Registrant's telephone number, including area code:  (949) 483-4600




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

          Registrant's press release dated May 3, 1999 is filed herewith as
Exhibit 20 and incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

       20      Press release of Registrant dated May 3, 1999.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  CONEXANT SYSTEMS, INC.
                                                        (Registrant)


                                                  By  /s/ Dennis E. O'Reilly
                                                      ----------------------
                                                      Dennis E. O'Reilly
                                                      Senior Vice President,
                                                       General Counsel and
                                                       Secretary

Dated:  May 3, 1999

                                  EXHIBIT INDEX

                                                                 Sequentially
Exhibit                                                            Numbered
Number                             Description                       Page
------                             -----------                       ----

  20      Press release of Registrant dated May 3, 1999.